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                                                                      EXHIBIT 10

                               FIFTH AMENDMENT TO
                           CREDIT AGREEMENT AND WAIVER



         THIS FIFTH AMENDMENT ("Amendment") dated as of August 11, 2003, by and among the borrowers listed on Schedule 1 (collectively "Companies") and Comerica Bank, a Michigan banking corporation ("Bank").

                                    RECITALS:

A. Companies and Bank entered into a Credit Agreement dated as of April 25, 2001 which was amended by four amendments ("Agreement").

B. Companies and Bank desire to amend the Agreement as hereinafter set forth.

         NOW, THEREFORE, the parties agree as follows:

         1. Section 9.2 of the Agreement is amended to read in its entirety as follows:

                  "Permit Consolidated Tangible Net Worth at any time to be less than $5,650,000."

         2. Companies violated the provisions of Section 9.2 for the period ended June 30, 2003 ("Covenant Violation"). Bank hereby waives any event of default arising from the Covenant Violation. This waiver shall not act as a consent or waiver of any other transaction, act or omission, whether related or unrelated thereto, including any noncompliance with such covenants for any period other than the period ended on June 30, 2003. This waiver shall not extend to or affect any obligation, covenant, agreement or default not expressly waived hereby.

         3. Companies hereby represent and warrant that, after giving effect to the amendment and waiver contained herein, (a) execution, delivery and performance of this Amendment and any other documents and instruments required under this Amendment or the Agreement are within each Company's corporate powers, have been duly authorized, are not in contravention of law or the terms of any Company's Articles of Incorporation or Bylaws, and do not require the consent or approval of any governmental body, agency, or authority; and this Amendment and any other documents and instruments required under this Amendment or the Agreement, will be valid and binding in accordance with their terms; (b) the continuing representations and warranties of each Company set forth in Sections 7.1 through 7.15 of the Agreement are true and correct on and as of the date hereof with the same force and effect as made on and as of the date hereof; (c) the continuing representations and warranties of each Company set forth in Section 7.16 of the Agreement are true and

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                  correct as of the date hereof with respect to the most recent financial statements furnished to the Bank by Companies in accordance with Section 8.1 of the Agreement; and (d) no Event of Default (as defined in the Agreement) or condition or event which, with the giving of notice or the running of time, or both, would constitute an Event of Default under the Agreement, as hereby amended, has occurred and is continuing as of the date hereof.

         4. Except as expressly provided herein, all of the terms and conditions of the Agreement remain unchanged and in full force and effect.

         5. This Amendment shall be effective upon execution of this Agreement by Companies and the Bank.

         IN WITNESS the due execution hereof as of the day and year first above written.

COMERICA BANK                               DETREX CORPORATION



By:__________________________________       By:_________________________________
                                                  Robert M. Currie

Its:__________________________________      Its:  Secretary


                                            THE ELCO CORPORATION



                                            By:_________________________________
                                                  Robert M. Currie

                                            Its:  Secretary



                                            HARVEL PLASTICS, INC.



                                            By:_________________________________


                                            Its:________________________________



                                            S.O. REALTY, INC.



                                            By:_________________________________
                                                  Robert M. Currie

                                            Its:  Secretary

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                                   SCHEDULE 1



Detrex Corporation

The Elco Corporation

Harvel Plastics, Inc.

S.O. Realty, Inc.